Exhibit 10.1
FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
This FIRST AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of June 4, 2012 by and between Tesco Corporation, a corporation organized under the laws of Alberta, Canada (“Seller”), Schlumberger Oilfield Holdings Ltd., a British Virgin Islands company (“SOHL”), and Schlumberger Technology Corporation, a Texas corporation (“STC” and, together with SOHL, “Buyers”).
RECITALS

1.	The Parties have entered into that certain Asset Purchase Agreement dated April 29, 2012 (the “Agreement”).

2.	The Parties desire to make certain amendments to the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof, the parties, intending to be legally bound, hereto agree as follows:
Article I
AMENDMENTS
1.1    Amendment of Exhibits. Exhibit “A”, Exhibit “B-2”, Exhibit “C”, Exhibit “G”, Exhibit “I” and Exhibit “K” to the Agreement are hereby deleted and replaced in their entirety by Exhibit “A”, Exhibit “B-2”, Exhibit “C”, Exhibit “G”, Exhibit “I” and Exhibit “K”, respectively, to this Amendment.
1.2    Amendment of Schedules. Schedule 4.15(a) to the Agreement is hereby deleted and replaced in its entirety by Schedule 4.15(a) to this Amendment.
1.3    Escrow Amount. Section 3.2(c) of the Agreement is hereby amended and restated as follows:
“(c)    (i) STC shall pay to Seller the portion of the Purchase Price attributable to the US Assets, as set forth on Exhibit “K”, net of STC’s share of the Escrow Amount (as described below) and (ii) SOHL shall pay to Seller the portion of the Purchase Price attributable to the Non-US Assets, as set forth on Exhibit “K”, net of SOHL’s share of the Escrow Amount, in each case, in immediately available funds, in lawful money of the United States of America. The Escrow Amount shall be $6,000,000 and will be deposited with JPMorgan Chase Bank, National Association (the “Escrow Agent”), to be held and distributed by the Escrow Agent in accordance with the terms and conditions of the Escrow Agreement (as hereinafter defined);”
1.4    Further Assurances. Section 6.4 of the Agreement is hereby amended and restated as follows:
“6.4    Further Assurances. The parties will execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to each other after the Closing such further instruments of transfer, assignment and conveyance (in form and substance reasonably satisfactory to Buyers), and take such other action as may reasonably be required to effectively carry out the transfer of the Assets and the Business, free and clear of all Liens (other than Permitted Encumbrances) and the consummation of the matters contemplated by this Agreement, and any other document reasonably requested by Buyers in connection with this Agreement. For the avoidance of doubt, the Seller shall complete the transfer (at a Seller facility) of physical possession of all tangible Assets to Buyers within 30 days of the Closing.”
ARTICLE II
MISCELLANEOUS PROVISIONS
2.1    Certain Defined Terms. Capitalized terms used in this Amendment that are not defined in the text of the body of this Amendment shall have the meanings given such terms in the Agreement.
2.2    No Other Amendments. All provisions of the Agreement, unless amended by this Amendment, shall remain unchanged.
2.3    Counterparts. This Amendment may be executed in multiple counterparts, each of which will be deemed an original but all of which together will constitute but one and the same instrument.
2.4    Effect of Amendment. This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto.
[SIGNATURE PAGE FOLLOWS]

The parties hereto have duly executed this Amendment as of the date first written above.
SCHLUMBERGER TECHNOLOGY CORPORATION,
a Texas corporation

By:    ___________________________________
Name:    ___________________________________
Title:    ___________________________________

“STC”

SCHLUMBERGER OILFIELD HOLDINGS LTD.,
a British Virgin Islands company

By:    ___________________________________
Name:    ___________________________________
Title:    ___________________________________

“SOHL”

TESCO CORPORATION,
an Alberta, Canada corporation

By:    ___________________________________
Name:    Robert L. Kayl
Title:    Senior Vice President

“SELLER”